Bath & Body Works®

Investor Presentation

July 19, 2021



gingham
BY
BATH & BODY
WORKS
SHEA & VITAMIN E
SHOWER GEL
10 FL OZ / 295 mL
FINE
FRAGRANCE MIST
8 FL OZ / 236 mL
24 HOUR MOISTURE
ULTRA SHEA BODY CREAM
8 OZ / 226 g

Forward Looking Statements

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995

We caution that any forward-looking statements (as such term is defined in the Private Securities Litigation Reform Act of 1995) contained in this presentation or made by our Company or our management involve risks and uncertainties and are subject to change based on various factors, many of which are beyond our control. Accordingly, our future performance and financial results may differ materially from those expressed or implied in any such forward-looking statements. Words such as “estimate,” “project,” “plan,” “believe,” “expect,” “anticipate,” “intend,” “planned,” “potential” and any similar expressions may identify forward-looking statements. Risks associated with the following factors, among others, in some cases have affected and in the future could affect our financial performance and actual results and could cause actual results to differ materially from those expressed or implied in any forward-looking statements included in this presentation or otherwise made by our company or our management:

- the spin-off may not be consummated within the anticipated time period or at all;
- disruption to our business in connection with the proposed spin-off and that we could lose revenue as a result of such disruption;
- the spin-off may not be tax-free for U.S. federal income tax purposes;
- a loss of synergies from separating the businesses that could negatively impact the balance sheet, profit margins or earnings of both businesses
- or that the companies resulting from the spin-off do not realize all of the expected benefits of the spin-off;
- the combined value of the common stock of the two publicly-traded companies will not be equal to or greater than the value of our common stock had the spin-off not occurred;
- general economic conditions, consumer confidence, consumer spending patterns and market disruptions including pandemics or significant health hazards, severe weather conditions, natural disasters, terrorist activities, financial crises, political crises or other major events, or the prospect of these events;
- the novel coronavirus (COVID-19) global pandemic has had and is expected to continue to have an adverse effect on our business and results of operations;
- the seasonality of our business;
- difficulties arising from turnover in company leadership or other key positions;
- our ability to attract, develop and retain qualified associates and manage labor-related costs;
- the dependence on mall traffic and the availability of suitable store locations on appropriate terms;
- our ability to grow through new store openings and existing store remodels and expansions;
- our ability to successfully operate and expand internationally and related risks;
- our independent franchise, license and wholesale partners;
- our direct channel businesses;
- our ability to protect our reputation and our brand images;
- our ability to attract customers with marketing, advertising and promotional programs;
- our ability to maintain, enforce and protect our trade names, trademarks and patents;
- the highly competitive nature of the retail industry and the segments in which we operate;
- consumer acceptance of our products and our ability to manage the life cycle of our brands, keep up with fashion trends,
- develop new merchandise and launch new product lines successfully;
- our ability to source, distribute and sell goods and materials on a global basis, including risks related to:
  - political instability, environmental hazards or natural disasters;
  - significant health hazards or pandemics, which could result in closed factories, reduced workforces, scarcity of raw materials,
  - and scrutiny or embargoing of goods produced in infected areas;
  - duties, taxes and other charges;
  - legal and regulatory matters;

Bath & Body Works®

- CONTINUED -

Forward Looking Statements

Safe Harbor Statement Under the Private Securities Litigation Reform Act of 1995

  - volatility in currency exchange rates;
  - local business practices and political issues;
  - potential delays or disruptions in shipping and transportation and related pricing impacts;
  - disruption due to labor disputes; and
  - changing expectations regarding product safety due to new legislation;
- our geographic concentration of vendor and distribution facilities in central Ohio;
- fluctuations in foreign currency exchange rates;
- the ability of our vendors to deliver products in a timely manner, meet quality standards and comply with applicable laws and regulations;
- fluctuations in product input costs;
- our ability to adequately protect our assets from loss and theft;
- fluctuations in energy costs;
- increases in the costs of mailing, paper, printing or other order fulfillment logistics;
- claims arising from our self-insurance;
- our and our third-party service providers' ability to implement and maintain information technology systems and to protect associated data;
- our ability to maintain the security of customer, associate, third-party and company information;
- stock price volatility;
- our ability to pay dividends and related effects;
- shareholder activism matters;
- our ability to maintain our credit rating;
- our ability to service or refinance our debt and maintain compliance with our restrictive covenants;
- our ability to comply with laws, regulations and technology platform rules or other obligations related to data privacy and security;
- our ability to comply with regulatory requirements;
- legal and compliance matters; and
- tax, trade and other regulatory matters.

We are not under any obligation and do not intend to make publicly available any update or other revisions to any of the forward-looking statements contained in this presentation to reflect circumstances existing after the date of this presentation or to reflect the occurrence of future events even if experience or future events make it clear that any expected results expressed or implied by those forward-looking statements will not be realized.

Non-GAAP Financial Measures

This presentation contains financial measures which have not been calculated in accordance with United States generally accepted accounting principles ("GAAP"), because they are a basis upon which our management assesses our performance and we believe they reflect the underlying trends and indicators of our business. Although we believe these measures may be useful for investors for the same reasons, these financial measures should not be considered as an alternative to GAAP financial measures as a measure of the Company's financial condition, profitability and performance or liquidity. In addition, these financial measures may not be comparable to similar measures used by other companies. In the Appendix to this presentation, we provide further descriptions of these non-GAAP measures and reconciliations of these non-GAAP measures to the corresponding most closely related GAAP measures.

Andrew Meslow

Chief Executive Officer | L Brands, Inc. and Bath & Body Works


gingham
BY
BATH & BODY
WORKS
SHEA & VITAMIN E
SHOWER GEL
10 FL OZ / 295 mL
FINE
FRAGRANCE MIST
8 FL OZ / 236 mL
24 HOUR MOISTURE
ULTRA SHEA BODY CREAM
8 OZ / 226 g

Agenda

1. Who We Are
2. Investing in Digital
3. Optimizing Real Estate
4. International Expansion
5. Financials & Growth Opportunities
6. Appendix


White Barn
EUCALYPTUS
MINT
SCENTED
CANDLE

Bath & Body Works

1.

Our Purpose

Bath & Body Works makes the world a brighter, happier place through the power of fragrance. This idea is what Bath & Body Works was founded on, and it's at the heart of everything we do. We're a team that cares about our customers and believes in giving them a reason to celebrate with fragrance every day. We remain committed to fostering a diverse, equitable, and inclusive culture that is focused on delivering exceptional fragrances and experiences. We work hard to improve our communities and our planet in a way that will make us proud for years to come…because we believe the world is a better place when everyone has access to the things that make them happy.


CHAMPAGNE
TOAST
bubbly champagne
bright berries • juicy tangerine

A Compelling Investment Opportunity

- Market leader in our product categories
- Uniquely differentiated from competitors
- Loyal & growing customer base
- Engaged, motivated & knowledgeable associates create distinctive in-store experience
- Blend between constant flow of newness & replenishment of favorites
- Deep & experienced management team
- Strong performance across channels with diversified footprint across mall, off-mall & digital
- Consistent history of delivering sales & profit growth
- International growth opportunities through expansion of store & digital sales
- Substantial opportunities for growth at a strong profit rate

Bath & Body Works at a Glance

#1

Specialty Home Fragrance & Fragrant Body Care in America

$6.4B

2020 Net Sales

11%

Revenue Growth (5 Year CAGR)[1,2]

24.6%

Average Operating Income Rate[2] over 5 Years

>30%

of Sales via Digital Platforms

>55M

Customers[3]

>1,750

Stores Across the U.S. and Canada

~290

International Franchise Locations

Note: All numbers as of 2020 year-end except for customer count and U.S. and Canada stores, which are as of Q1 2021

[1] Represents 5-year period ending with fiscal year 2020

[2] Represents sales and adjusted operating income of Bath & Body Works stores and direct in the U.S. and Canada and does not include unallocated corporate overhead historically reported in the "other" segment. Please see reconciliation of reported to adjusted results in the appendix

[3] Customer count based on identified transactions in prior 12 months

Bath & Body Works

Highly Experienced Senior Leadership Focused on Execution

Management Team with Diverse Perspectives to Create Value for All Stakeholders



Andrew Meslow 2003
Chief Executive Officer, L Brands and Bath & Body Works
BANANA REPUBLIC · ANN TAYLOR



Julie Rosen 2020
President
GAP · ascena



Chris Cramer 2001
Chief Operating Officer
IBM · accenture



Wendy Arlin 2005
Chief Financial Officer
Lbrands · KPMG



Deon Riley 2020
Chief Human Resources Officer
ROSS · Abercrombie & Fitch



Ron Ford 2003
Executive Vice President and Head of Stores and Sales
GAP · sears



Danielle Demko 2004
Executive Vice President and General Manager of Bath & Body Works' Direct Channel
Merrill Lynch



Tom Ramsey 1997
Chief Marketing Officer
Lbrands · Leo Burnett



Nada Aried 1989
Executive Vice President, Chief Information Officer
Lbrands



Tony Garrison 2003
Senior Vice President, International
Walt Disney · POLO



Michael Wu 2021
Chief Legal Counsel
J.CREW · carter's



Betsy Schumacher 2018
Executive Vice President, Head of Merchandising
JCPenney · AMERICAN EAGLE



Bill Plasket 1996
Executive Vice President, Head of New Business Opportunities
Lbrands · Dillard's



George Arenschield 1994
Executive Vice President, Merchandise, Planning & Allocation
Lbrands · VICTORIA'S SECRET

Note: year next to name denotes year individual joined the company

The Premier Specialty Fragrance Retailer

Bath & Body Works Operates Across Growing Product Categories


$6.4B
Global Sales

■ Home Fragrance ■ Body Care & Fragrance
■ Soaps & Sanitizers

Bath & Body Works®

Category Dominant


CACTUS
BLOSSOM
EUCALYPTUS
MINT


MIDSUMMER
dream


KITCHEN
LEMON
SUNSHINE
& LEMONS

Home Fragrance	Body Care & Fragrance	Soaps & Sanitizers
~40%	~35%	~20%

Note: Gifting, accessories and other represents remaining 5%

Source: Fiscal year 2020 BBW net sales for US and Canada

Substantial Scale through Multiple Channels


35%
Mall
31%
Digital
31%
Off-Mall
3%
International

Mall	Digital	Off-Mall	International
$2.2B 2020 Sales	**$2.0B** 2020 Sales	**$2.0B** 2020 Sales	**$0.2B** 2020 Sales
957 store locations	Highly profitable business	779 store locations	Highly profitable franchise model
~99% of stores are cash flow positive	655M annual site visits	~100% of stores are cash flow positive	Significant opportunity for growth in existing and new geographies

Bath & Body Works®

Note: Data as of 2020 year-end

Bath & Body Works Is a Leader in the Beauty and Home Fragrance Markets

Large and Growing Addressable Markets; Including Big Segments Where BBW Doesn't Play Today

Bath, Body & Beauty Industry | Home Fragrance | Soaps & Sanitizers


~$71B
TAM
Bath & Body Works
3% Share
~$11B
TAM
Bath & Body Works
22% Share
~$5B
TAM
Bath & Body Works
21% Share

Note: Charts not to scale
Total Body Care + Fragrance Includes Body Moisturizer, Body Wash, Hand Cream, Bath Additives, Sun Care, Essential Oils, Fragrance (including FFM, women's, unisex and men's fine fragrance), Bar Soap (73%). Home Fragrance includes Candles, Active Diffusers, Room Sprays, HF Oils & Wax Melts, Car, Passive Diffusers. Soaps & Sanitizers includes Hand Soap, Hand Sanitizer, Bar Soap (27%). Sales are calendar year 2020, U.S. only. Excludes accessories.
Sources: Kline, Global Data, IRI, LB Actuals

Bath & Body Works is a Clear Leader in Fragrant Body Care and Home Fragrance Products

Bath & Body Works

#1 brand in…

Kline, Global Data, IRI, NPD, Euromonitor, LB Actuals; Reflects 2020 US Sales Only

Fine Fragrance Mist	Body Lotion	Body Cream	Candles	Electric Diffuser	Liquid Hand Soap	Hand Sanitizer



in the STARS

JAPANESE CHERRY BLOSSOM



FRESH CUT LILACS

FRENCH LAVENDER

Uniquely Differentiated Versus Competition

Products Positioned at the Crossroads of Best-in-Class Vertical Retailer and CPG Business

Attributes	Best-in-Class Vertical Retailer	CPG Company	Bath & Body Works
Control channels of distribution (stores and digital)	✓		✓
Frequent newness and product launches - floorsets change every 4-6 weeks	✓		✓
Emotional connection between brand and customers	✓		✓
High "giftability" of products	✓		✓
Passionate, knowledgeable sales associates; fun, engaging store experience	✓		✓
Replenishment-like qualities / Repeat business		✓	✓
Consistent traffic		✓	✓
Supply chain management		✓	✓

Bath & Body Works

Our Customer at a Glance

"I always love coming in to see and smell what's new. Bath & Body Works is one of the most fun places to come and just see what's new because there's always so much to choose from." — Bath & Body Works customer

>55M
Customers (as of Q1 2021)

>80%
Brand Awareness of Women 18-59 Years Old; ~**60%** Awareness among Men in Same Cohort

#1
Consumer Products Brand for Gen Z Women[1]

~40%
of Women 18-59 Years Old Shop at Bath & Body Works

~$115
Annual Spend per Customer

~3
Average Customer Purchases per Year

~$40
Average Customer Spend per Visit

7
Units Purchased per Visit

Bath & Body Works®

Note: Represents year end 2020 with the exception of customer file

[1]Source: Morning Consult: https://morningconsult.com/most-loved-brands-genz/

Highly Loyal, Engaged Customer Base

Consistently Increasing Retention, Leading to Extremely Valuable Customers

Customer Longevity is Key to Driving Value

Total Lifetime Spend ($)



$1,200
$900
$600
$300
$0
1
2
3
4
5
6
Years Active

Loyalty is Stronger than Ever: Retention Rates Growing Nearly Every Year, Outpacing Industry[1]



45%
46%
53%
58%
54%
57%
2016
2017
2018
2019
2020
2021*

"I use the website a lot to pre-shop before heading into the store. It's a fun way to get a head start on knowing which fragrances you really want to make sure to smell when you go in the store." —Bath & Body Works customer

Bath & Body Works®

[1]Percentage of customers who purchased in the current year and also in the prior year

Source: BBW Customer Data Mart (CDM)

*2021 is rolling 12-month average ending May 2021

Customer Spend Continues to Increase Over Time

Average Customer Spend


$65
$68
$77
$88
$95
$111
2015
2016
2017
2018
2019
2020

	2015	2016	2017	2018	2019	2020
Trips	2.3	2.3	2.6	2.8	2.9	2.7

18%

of customers shop across multiple channels which has more than doubled in four years

$265

2020 average dual channel customer spend, 139% higher than average customer spend

60%

of customers shop across multiple categories

$175

2020 average multi-category customer spend, 247% higher than single-category customer spend

Bath & Body Works

Source: BBW Customer Data Mart (CDM), data as of year-end 2020

Customer Loyalty Program

myBath&BodyWorks

~30%

More spend per loyalty member vs. non-loyalty member

- Launched pilot into four markets
- Expanding into two additional markets in Fall 2021
- Full launch in 2022

"I love that I'm rewarded for being a regular customer. The rewards are generous and I enjoy being able to choose what items to use them on. I also love that I am more aware of sales and special offers."

- Bath & Body Works customer



Julie Rosen

President | Bath & Body Works


gingham BY BATH & BODY WORKS
gingham BY BATH & BODY WORKS
SHEA & VITAMIN E SHOWER GEL
10 FL OZ / 295 mL
gingham BY BATH & BODY WORKS
FINE FRAGRANCE MIST
8 FL OZ / 236 mL
gingham BY BATH & BODY WORKS
24 HOUR MOISTURE ULTRA SHEA BODY CREAM
8 OZ / 226 g

Product Pillars

Our product pillars drive every decision we make.


STARS

We are fragrance first


love always wins

We are an inclusive brand



We are positioned as masstige



We drive big market leading forms and fragrances



We are a use-up business … quality is a must



We know fashion & newness lead the way



We use storytelling to amplify emotional content



We celebrate seasons & holidays


GENTLE & CLEAN

We are actively moving to be greener and cleaner

Bath & Body Works®

Product Pillars

Bath & Body Works makes the world a brighter, happier place through the power of fragrance.

Bath & Body Works was founded on this idea, and it's at the heart of everything we do.

Fragrance is transportive:

- It is mood-enhancing.
- It makes us feel happy, relaxed, empowered and comforted.
- Smell is our sense most connected to memories.


STARS

We are fragrance first


love always wins

We are an inclusive brand



We are positioned as masstige



We drive big market leading forms and fragrances

We are a use-up business … quality is a must



We know fashion & newness lead the way



We use storytelling to amplify emotional content



We celebrate seasons & holidays

We are actively moving to be greener and cleaner

Bath & Body Works®

Product Pillars

>55M

customers who reflect America's diverse demographics.

Focused on delivering products that celebrate the diversity and values of our brand.

Leveraging our Associate Inclusion Resource Groups to ensure products celebrate our customers' diversity.



We are fragrance first


love always wins

We are an inclusive brand



We are positioned as masstige



We drive big market leading forms and fragrances

We are a use-up business … quality is a must



We know fashion & newness lead the way



We use storytelling to amplify emotional content



We celebrate seasons & holidays

We are actively moving to be greener and cleaner

Bath & Body Works®

Product Pillars

Look to mass to size the prize, and prestige to inspire our execution.

Customers are proud to use and gift Bath & Body Works products.

Seek global new ideas to apply to our brand.



We are fragrance first



We are an inclusive brand



We are positioned as masstige



We drive big market leading forms and fragrances

We are a use-up business … quality is a must



We know fashion & newness lead the way



We use storytelling to amplify emotional content



We celebrate seasons & holidays

We are actively moving to be greener and cleaner

Bath & Body Works®

Product Pillars

Portfolio is driven by key items that occupy market leading positions.

Portfolio includes **6** fragrances that individually drive **$100M+** and collectively drive nearly **$1B** in sales.

---

7 forms with **#1** market position.



We are fragrance first



We are an inclusive brand



We are positioned as masstige



We drive big market leading forms and fragrances

We are a use-up business … quality is a must



We know fashion & newness lead the way



We use storytelling to amplify emotional content



We celebrate seasons & holidays

We are actively moving to be greener and cleaner

Bath & Body Works®

Product Pillars

Bath & Body Works products are designed to be used daily and replenished frequently.

Consistent quality across all products drives repeated use.

Leverage promotions to inspire trial and build loyalty.


We are fragrance first


We are an inclusive brand


We are positioned as masstige


We drive big market leading forms and fragrances


We are a use-up business … quality is a must


We know fashion & newness lead the way


We use storytelling to amplify emotional content


We celebrate seasons & holidays

We are actively moving to be greener and cleaner

Bath & Body Works®

Product Pillars

Unique product development model for personal care and home.

Flow of newness drives trips and repeat customers.

Fashion/trend-inspired products build brand relevance and differentiate us from our competition.

Merchants and designers partner with a dedicated team focused solely on trend, fashion and emerging concepts.



We are fragrance first



We are an inclusive brand



We are positioned as masstige



We drive big market leading forms and fragrances

We are a use-up business … quality is a must



We know fashion & newness lead the way



We use storytelling to amplify emotional content



We celebrate seasons & holidays

We are actively moving to be greener and cleaner

Bath & Body Works®

Product Pillars

Tell stories through fragrance, packaging and all customer touchpoints.

Centralize story around themes that excite customers and allow them to reminisce or be transported.

Continue to focus the brand on key pillars including happiness and fun.



We are fragrance first


love always wins

We are an inclusive brand



We are positioned as masstige



We drive big market leading forms and fragrances

We are a use-up business … quality is a must



We know fashion & newness lead the way



We use storytelling to amplify emotional content



We celebrate seasons & holidays

We are actively moving to be greener and cleaner

Bath & Body Works®

Product Pillars

Embrace the seasons and holidays, and celebrating with friends and family.

Foster "Celebrating 365" as a key initiative to encourage customers to celebrate daily.

Strength across key holidays including Christmas and Mother's Day.



We are fragrance first


love always wins

We are an inclusive brand



We are positioned as masstige



We drive big market leading forms and fragrances

We are a use-up business … quality is a must



We know fashion & newness lead the way



We use storytelling to amplify emotional content



We celebrate seasons & holidays

We are actively moving to be greener and cleaner

Bath & Body Works®

Product Pillars

Focused on developing clean and eco-friendly products for our customers and planet.

Introduced recycled plastics across categories to migrate entire portfolio of plastic.

Continue execution of "Good For You, Good for the Earth" initiative.

We are fragrance first



We are an inclusive brand



We are positioned as masstige



We drive big market leading forms and fragrances

We are a use-up business … quality is a must



We know fashion & newness lead the way



We use storytelling to amplify emotional content



We celebrate seasons & holidays



We are actively moving to be greener and cleaner

Bath & Body Works

Bath & Body Works Unique Operating Platform Enables Responsiveness and Agility in an Ever-Changing Environment

Learn

Patterning

Store Visits

Launch

Regular Flow of New Product

Testing

Read

Daily Sales

Reports/Store Days

React

Beauty Park

Promo Calendar

Rapid Replenishment

Rapid Responses

We Keep our Powerhouse Forms in Growth Mode with a Constant Flow of New Launches


SUGARED LEMON ZEST
CHAMPAGNE TOAST
STRAWBERRY POUND CAKE

Core


BATH & BODY WORKS
FRESH BALSAM
SCENTED CANDLE

Holiday



Spring


island papaya

Summer


HARVEST GATHERING

Fall

Bath & Body Works®

We Keep our Powerhouse Forms in Growth Mode with Formula Upgrades


MOONLIGHT BATH

2009 | Triple Moisture



2014 | Ultra Shea
Increase of Shea Butter+24 HR Moisture Claim


BATH & BODY WORKS
ULTIMATE HYDRATION
BODY CREAM
WITH HYALURONIC ACID
24 HOUR MOISTURE

2021 | Ultimate Hydration
Ultra Shea + Hyaluronic Acid



2022 | Ultimate Hydration + Clean Beauty Launch
New Clean Beauty Formula
+ Ultimate Hydration
Made Without Parabens
Increase of Shea Butter, Cocoa Butter, Vitamin E & Aloe

Bath & Body Works®

We Keep our Powerhouse Fragrances in Growth Mode with Packaging Refreshes



2006



2009


JAPANESE CHERRY BLOSSOM
JAPANESE CHERRY BLOSSOM
JAPANESE CHERRY BLOSSOM
ULTRA SHEA

2013



2016


JAPANESE CHERRY BLOSSOM
JAPANESE CHERRY BLOSSOM
JAPANESE CHERRY BLOSSOM

2020

We Move Aggressively to Own New Categories and New Forms . . . and to Explore Next


BATH & BODY WORKS
ANTI-BACTERIAL HAND SPRAY

May 2020 Launch | Spray Sanitizer


ROSE
SHEA BUTTER CLEANSING BAR

Fall 2021 Launch | Bar Soaps


POMEGRANATE EXTRACT
REVITALIZING
COCONUT OIL
REFRESHING

2021 | Green & Clean Product Development

Bath & Body Works®

Chris Cramer

Chief Operating Officer | Bath & Body Works


gingham
BY
BATH & BODY
WORKS
SHEA & VITAMIN E
SHOWER GEL
10 FL OZ / 295 mL
FINE
FRAGRANCE MIST
8 FL OZ / 236 mL
24 HOUR MOISTURE
ULTRA SHEA BODY CREAM
8 OZ / 226 g

Our Business Is Enabled by an Agile Supply Chain

Sourcing Strategy Supports Innovation and Product Development, Drives Efficiencies and Mitigates Risk

- Quality and innovation at core of sourcing strategy
- Strong technical R&D and innovation capabilities drive prolific product development
- Poised to quickly respond to shifting consumer trends
- Continually invest in production capacity and capabilities as well as innovation and development
- Key suppliers focused on environmental sustainability and being financially and socially responsible


Sunshine
MIMOSA
Sunshine
MIMOSA
Sunshine
MIMOSA

Our Business Is Enabled by an Agile Supply Chain

Industry-leading speed in product development from concept to customer	Formidable chase capabilities	Long-term supplier relationships	Predominately U.S. supply base
• 6,000+ new SKUs launched each year across channels, including 250+ new fragrances • Development teams in New York and Columbus • Fragrance developers, R&D chemists and package engineers support product pipeline	• ~50% total production via speed replenishment model • Re-order speeds as fast as 3-5 weeks • Ability to leverage vertically integrated Beauty Park vendors	• 50 strategic, vendor relationships provide deep capabilities across product categories • Numerous vendor relationships for 15+ years • Beauty Park vertically-integrated for 10+ years; responsible for ~60% of finished goods and ~30% of components	• Multi-sourced product and raw materials • 80% of product sourced in U.S.; global production based on market capabilities

Bath & Body Works®

Strategic Investments in Supply Chain to Fuel Growth

Past Investments

3 Company-owned distribution centers support U.S. and international stores

4 Current permanent third-party direct-channel fulfillment centers in the U.S.

5-6 Pop-up third-party facilities to support peak needs

Ongoing and Future Investments

5th Third-party direct channel fulfillment center opened recently

Investing in **1M sq ft** New company-owned direct-channel fulfillment center in Columbus

Initial benefits expected in fall 2022; full capacity expected in fall 2023



Bath & Body Works®

2.

Investing in Digital



SL: Your order's ready for pickup. See ya soon!
Order Ready Confirmation
Bath & Body Works
Order Number
123456789012
Order Date 1/1/2020
Stop in and see an associate!
Hi Sean,
Your order's ready for pickup. Remember to bring a government-issued ID or this email with you.
Can't make it in just yet? No worries—we'll hold your order for 2 days.
Placed
Ready For Pickup
Complete
5 item(s) being picked up
Taylor Square

Digital Sales Channel Demonstrating Continued Growth

Highly Profitable Digital Channel

Focused on customers with:

BOPIS
(>500 stores with capability currently)

BORIS

Auto-replenishment (in development)

Shop in App

Upgraded Order Management System

Expanded Fulfillment Capacity

Bath & Body Works®

Bath & Body Works Direct Sales


$450M
$560M
$725M
$960M
$2B
2016
2017
2018
2019
2020
Penetration
12%
13%
16%
19%
31%

Leveraging Digital Strengths and Capabilities

Diverse Digital Marketing Strategy Driving Consumer Engagement

>5.5B
Annual Digital Marketing Impressions

665M
Annual Website Visits to BathandBodyWorks.com

285M
Units Processed

>30M
Customers in Email Database

10M
Facebook Followers

~6.5M
Instagram Followers

~415K
Pinterest Followers

~300K
Twitter Followers

Note: as of 2020 year end

Continuing to Improve the Digital Experience

Continuous Improvement of Online Experience

- Enhanced graphics, video, marketing/content mix
- Improved ease of navigation for customer
- Ongoing feedback from customer

Expanding Fulfillment Options to the Customer

- Diversified fulfillment model leveraging third-party partners and Bath & Body Works facilities
- National coverage with BOPIS (plans for 700 - 800 stores)

Acquiring new customers across channels

- Email, Facebook, Display Advertising, YouTube

More than 20 international .com sites

- Launch digital geographically

>15M

Digital customers*

>70%

Increase in digital customers in 2020

Bath & Body Works

*Digital customer count as of May 2021

3.

Optimizing Real Estate


Bath & Body W
Bath&BodyWorks
White Barn
NEW
FRESH. VIBRANT. HAPPY.
PROMO
NEW CANDLES

Unique, Engaging In-Store Experience

Differentiated Retail Experience

- Store is the best experience of the Brand with passionate, knowledgeable, engaged sales force

- Fragrance, sinks and testers in stores allow customers to experience products before buying






love always wins
CELEBRATE PRIDE
WITH BATH & BODY WORKS
TRY ME!

Bath & Body Works®

Diversified Store Portfolio


10%
17%
15%
13%
45%
Total Stores
1752*
A Malls
B Malls
C Malls
D Malls
Off-Mall

*As of May 1, 2021.

Bath & Body Works®

- High profitability across all store venues in North America
- Continued off-mall expansion limiting exposure to vulnerable mall locations
- Leases provide significant protection based on occupancy and co-tenancy provisions
- 99% of stores are cash flow positive
- Average lease term in D-malls is 2.3 years

Real Estate Optimization Enhances Profitability

Continued Proactive Management of Real Estate

188

Stores opened primarily in top tier and off-mall venues 2016-2020

124

Stores closed primarily in lower tier venues 2016-2020

Continue to adjust investment levels based on performance

Diverse real estate portfolio across venue tiers and types

Bath & Body Works U.S. Sales per Average Selling Square Foot



$831
$844
$891
$931
$916
2016
2017
2018
2019
2020*

Bath & Body Works

* 2020 reflects the impact of store closures for approximately 3 months due to COVID-19 pandemic

Strong Sales and Profit in All Location Types

Off-Mall Penetration Approaching 50%

FY 2016 Store Count


18%
39%
21%
6%
18%
Off-Mall
A Malls
B Malls
C Malls
D Malls

FY 2021E Store Count


10%
17%
47%
15%
11%
Off-Mall
A Malls
B Malls
C Malls
D Malls

	# of Stores	Avg. sales per store ($M)	Sales per square foot	Return on sales	Avg remaining lease term
Off-Mall	779	$2,529	$999	36%	5.3
A	168	$3,248	$995	25%	5.3
B	303	$2,857	$925	32%	5.2
C	255	$2,105	$814	34%	4.0
D or Lower	231	$1,326	$612	33%	2.3

Bath & Body Works®

Note: table is as of 2020 year end

Design Evolution / White Barn Remodel Program

Remodel Program has Delivered Increased Sales and Profit

Before



Bath & Body Works

After



White Barn

>15%

Average increase in sales and traffic one year following remodel completion

About **50%** of stores currently in White Barn design

Expect to remodel **~50%** of remaining core stores over next 2-4 years

Bath & Body Works®

Go-forward Physical Retail Strategy

Best-in-Class | Re-imagined Retail | Future Oriented | Highly Profitable

Fleet Management

Expect **low-single digit annual increase in North American square footage,** with off-mall penetration increasing

Regularly reviewing and adjusting to **maintain flexibility**

Open **new stores** in emerging non-mall venues or as replacement stores for non-viable malls

Close stores in non-viable or declining malls

Remodel 100-150 stores per year into White Barn format

Capabilities

Scaling BOPIS to 700 - 800 locations; strong customer engagement to-date

Testing multiple "faster shipping" options for the customer, including Ship From Store

4.

International Expansion



Successful International Operating Model

~$225M	~$455M
Recognized revenue in 2020	Retail sales in 2020

Partnership-based business model with small number of world-class partners

- Own assortment, pricing architecture, promotions, store designs and real estate approval
- Paid on royalty basis
- Partners make investments as experts in local real estate, people and practices
- Local associates ensure standardized coaching, training, expediting and escalating

Bath & Body Works is a Top Performing Brand for Franchise Partners

- Bath & Body Works is consistently among top 3 brands within franchise partners' portfolios
- Franchise partners are committed to greater expansion



بودي وركس
Bath & Body
مجاناً

Broad International Presence

Number of Stores


9
Europe incl. UK
53
Americas
147
Middle East
74
Asia
5
Australia

~290

Retail Locations 2020 Year End

35

Operating Countries

Bath & Body Works®

Experienced Teams Delivering on the International Opportunity

Experienced International Leadership Team & Strong Associate Culture

Leadership team averages 16 years
with L Brands / Bath & Body Works

~6,000 global associates
comprise the “Gingham Global Team”


DA EL
REGALO
PERFECTO



Product Categories Catered to the Global Customer

Fragrance portfolio
allows successful olfactive distortions to preferences of regions

International customer has perceived **high value and giftability of brand**


Dark Velvet Oud


باث&بودي وركس
Bath & Body Works

Proven Track Record of Growth

Consistent Record of Store Growth and Comp Growth Proving the Positive Financial Health of the Brand and Demonstrating Existing Stores' Positive Performance Against Other Locations

Consistent record of both store growth and comp growth proving the positive financial health of the brand and demonstrating existing store's positive performance against other locations.

As different retail space standards and availability exist in the global marketplace, our international stores are ~ ½ the size of North American Stores, yielding average sales per selling square foot near North America performance.

International Retail Sales and Stores



$500
$450
$400
$350
$300
$250
$200
$150
$100
$50
-
Sales ($Ms)
300
250
200
150
100
50
-
Store Count
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
Sales
Store Count

Bath & Body Works®

International Business Expected to Drive Significant Future Growth

Key Areas of Focus

- Existing Market Franchise Stores & Digital
- Digital Expansion
- Test New/Emerging Markets

Strong growth in existing markets coupled with growth in new markets, especially Europe, and potential emerging markets sets foundation for sustained, significant growth

High-teens To Low-twenties

Annual Revenue Growth Target

Bath & Body Works®

Source: Company information

Wendy Arlin

Chief Financial Officer | Bath & Body Works


gingham
BY
BATH & BODY
WORKS
SHEA & VITAMIN E
SHOWER GEL
FINE
FRAGRANCE MIST
24 HOUR MOISTURE
ULTRA SHEA BODY CREAM
8 OZ / 226 g

5.

Financials & Growth Opportunities



White Barn
KITCHEN LEMON
GENTLE FOAMING HAND SOAP
·WITH·
ESSENTIAL OILS
White Barn
WATERMELON LEMONADE
GENTLE FOAMING HAND SOAP
·WITH·
ESSENTIAL OILS
8.75 FL OZ / 259 mL
White Barn
EUCALYPTUS MINT
GENTLE FOAMING HAND SOAP
·WITH·
ESSENTIAL OILS
8.75 FL OZ / 259 mL

Strong Track Record of Performance

Sales
(Annual, in $M)



2020
$6,434
2019
$5,170
2018
$4,631

Direct Sales
(Annual, in $M)



2020
$2,003
2019
$958
2018
$724

Adjusted Operating Income
(Annual, in $M)



2020
$1,832
2019
$1,224
2018
$1,103

Comparable Sales Increase
(Stores & Direct)



2020
45%
2019
10%
2018
11%

Bath & Body Works®

Represents historically reported BBW segment results.

Please see reconciliation of reported to adjusted results in the appendix

Consistent Growth in Sales

Net Sales ($M's)


$7,000
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$-
$2,625
$2,822
$3,033
$3,118
$3,350
$3,587
$3,852
$4,103
$4,631
$5,170
$6,434
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
Net Sales

Bath & Body Works®

Note: Sales in 2017 and prior years do not include international results, which were not material

Consistent Growth in Operating Income

Net Sales & Operating Income ($M's)



$2,000
$1,800
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$-
30%
25%
20%
15%
10%
2010
2011
2012
2013
2014
2015
2016
2017
2018
2019
2020
$474
$526
$616
$648
$737
$858
$907
$939
$1,103
$1,224
$1,832*
18.1%
18.6%
20.3%
20.8%
22.0%
23.9%
23.6%
22.9%
23.3%
23.0%
28.5%
Operating Income
Operating Income %

Bath & Body Works®

Note: Sales in 2017 and prior years do not include international results, which were not material

Note: Operating income is as reported historical Bath & Body Works segment and does not include unallocated corporate overhead included in the Other segment or the impact of the separation

*Represents adjusted operating income. Please see reconciliation of reported to adjusted results in the appendix

Topline Consistency and Success

Historical Quarterly Comps (U.S. & Canada Stores and Direct)


Read & Quickly Correct
15%
10%
5%
0%
-5%
-10%
2009: Q1 -2%, Q2 -5%, Q3 2%, Q4 2%
2010: Q1 7%, Q2 1%, Q3 7%, Q4 6%
2011: Q1 12%, Q2 5%, Q3 10%, Q4 4%
2012: Q1 5%, Q2 8%, Q3 6%, Q4 8%
2013: Q1 5%, Q2 4%, Q3 4%, Q4 0%
2014: Q1 3%, Q2 5%, Q3 8%, Q4 9%
2015: Q1 5%, Q2 6%, Q3 7%, Q4 7%
2016: Q1 6%, Q2 5%, Q3 7%, Q4 5%
2017: Q1 2%, Q2 6%, Q3 4%, Q4 6%
2018: Q1 8%, Q2 10%, Q3 13%, Q4 12%
2019: Q1 13%, Q2 8%, Q3 9%, Q4 10%

% Comps Growth	Q1 2020	Q2 2020	Q3 2020	Q4 2020	FY 2020
Stores & Direct	41%	123%	56%	22%	45%

Bath & Body Works®

Separation Unlocks BBW's High-Growth and High-Margin Profile

Revenue Growth


~12%
6.6 %
4.9 %
Best-in-Class Branded Peers
Beauty Peers
Bath & Body Works

EBIT Margin


~28%
13.5 %
14.4 %
Best-in-Class Branded Peers
Beauty Peers
Bath & Body Works

Current Forward EV/EBITDA


7.6 x
18.9 x
20.3 x
L Brands
Best-in-Class Branded Peers
Beauty Peers

1Y Avg. Pre-COVID[1] EV/EBITDA


5.8 x
16.7 x
15.8 x
L Brands
Best-in-Class Branded Peers
Beauty Peers

Note: All estimates calendarized to Jan-30. Revenue growth reflects 2017-2019 CAGR (pre-COVID); EBIT margins reflect 2020A; Figures for Best-in-Class and Beauty peer sets represent medians. Best-in-Class peers include Costco, Canada Goose, Home Depot, Lululemon, Nike, RH, Ulta and VF Corp. Beauty peers include Colgate-Palmolive, Coty, e.l.f. Beauty, Estee Lauder, L'Oreal, Shiseido and L'Occitane. [1]Pre-COVID represents data prior to 21-Feb-2020.

Continued Execution Creates Opportunities for Long-Term Growth

Focusing on Key Priorities

Growth in Existing Categories

- Positioned to capitalize on growing addressable market
- Will continue to innovate and drive the market through new forms, new fragrances and additional products

Growth in New or Adjacent Categories

- Opportunities for growth in new categories including hair care, skin care and wellness product lines

Growth in Digital Channel

- Continuing to invest in capabilities to provide an exceptional customer experience

Growth Internationally

- Additional growth opportunities through expansion of store and direct sales

Multiple Category Levers for Growth (3 to 5 Years)

Growth Across Categories ($M)


2020 Revenue
Fragrant Body Care
Home Fragrance
Soaps & Sanitizers
New Categories
$6,400
~$1,300
~$1,200
~$800
~$300
~$10,000

Fragrant Body Care
- Packaging & formula driven innovation in core forms
- Extension into adjacent cleanser & moisturizing forms
- Pursue key opportunity areas: men's & wellness

Home Fragrance
- Continued innovation in leading forms
- Adjacent candle forms
- Enhanced diffusion technology
- Fragrance for more spaces/rooms

Soaps & Sanitizers
- Continued packaging and formula innovation
- Additional hand soap and sanitizer forms

New Categories
- Facial skincare
- Hair
- Home care

Bath & Body Works

Multiple Channel Levers for Growth (3 to 5 Years)

Growth Across Channels ($M)


2020 Revenue
North America Stores
Digital
International
$6,400
~$2,150
~$1,200
~$250
~$10,000

North America Stores
- Continued rollout of White Barn format
- Increase in overall selling square footage
- New & scaled omnichannel capabilities

Digital
- Continually evolving digital experience
- Increasing speed & convenience for customer
- Expanded experiences (loyalty program, shoppable app, auto-replenishment, etc.)
- Introduce new marketing channels (SMS, TikTok, etc.)

International
- Brand strength in existing markets (positive customer response)
- Scaling opportunities in existing markets (more stores & digital growth)
- Potential growth into new regions

Bath & Body Works

Three to Five Year Financial Targets

Metric	Target
U.S. & Canada Store Comps Growth	Low- to mid-single digit
U.S. & Canada Square Footage Growth	Low-single digit
Direct Channel Sales Growth	High-single digits to mid-teens
International Sales Growth	High-teens to low-twenties
Total Sales Growth	Mid- to high-single digit
Operating Income Growth	Mid- to high-single digit
Operating Income Rate	Low- to mid-twenties

Capital Structure

Disciplined Financial Strategy to Drive Continued Profitable Growth and Reduce Leverage while Delivering Additional Value to Shareholders

Mid-2x RANGE	Targeted adjusted debt to EBITDAR leverage ratio
UP TO $500M	Debt reduction
$0.60 PER SHARE	Continuation of L Brands' annual dividend
$1.5B	Share repurchase authorization
$250 - 300M	2021 capital expenditures forecast



WHITE BARN
CACTUS BLOSSOM
GENTLE FOAMING HAND SOAP
· WITH ·
ESSENTIAL OILS
8.75 FL OZ / 259 mL

Bath & Body Works

A Compelling Investment Opportunity

- Market leader in our product categories
- Deep & experienced management team
- Uniquely differentiated from competitors
- Strong performance across channels with diversified footprint across mall, off-mall & digital
- Loyal & growing customer base
- Consistent history of delivering sales & profit growth
- Engaged, motivated & knowledgeable associates create distinctive in-store experience
- International growth opportunities through expansion of store & digital sales
- Blend between constant flow of newness & replenishment of favorites
- Substantial opportunities for growth at a strong profit rate

PLEASE STAND BY

THE Q & A SESSION
WILL BEGIN MOMENTARILY

Bath & Body Works®

Q&A



gingham
BY
BATH & BODY
WORKS
SHEA & VITAMIN E
SHOWER GEL
10 FL OZ / 295 mL
FINE
FRAGRANCE MIST
8 FL OZ / 236 mL
24 HOUR MOISTURE
ULTRA SHEA BODY CREAM
8 OZ / 226 g

Bath & Body Works®

Thank You!



gingham BY BATH & BODY WORKS
gingham BY BATH & BODY WORKS
SHEA & VITAMIN E SHOWER GEL
10 FL OZ / 295 mL
gingham BY BATH & BODY WORKS
FINE FRAGRANCE MIST
8 FL OZ / 236 mL
gingham BY BATH & BODY WORKS
24 HOUR MOISTURE ULTRA SHEA BODY CREAM
8 OZ / 226 g

6.

Appendix


AROMATHERAPY
EST. 1990
Stress Relief
BY BATH & BODY WORKS
1. EUCALYPTUS
2. SPEARMINT
GENTLE FOAMING HAND SOAP
8.75 FL OZ
WITH NATURAL ESSENTIAL OILS

Adjusted Operating Income Reconciliation for Historically Reported Segment

Bath & Body Works

$s in millions

	2018	2019	2020
Operating Income - GAAP	$ 1,103	$ 1,224	$ 1,821
Restructuring Charges[1]	$ -	$ -	$ 11
Adjusted Operating Income	**$ 1,103**	**$ 1,224**	**$ 1,832**
Adjusted Operating Income % of Sales	23%	23%	28%

Bath & Body Works®

1 In the second quarter of 2020, we recognized pre-tax severance charges of $11 million related to restructuring activities.

Quarterly Financial Information, Fiscal 2021

Historical Reported Results – Giving Effect to VS Spin-Off; Quarterly

$s in thousands, (Unaudited)

	First Quarter		
	Bath & Body Works Segment[1]	Corporate / Other[2]	Total LB / RemainCo
Net Sales	$ 1,469,479		$ 1,469,479
Costs of Goods Sold, Buying and Occupancy	722,192	$ 5,589	727,781
Gross Profit	747,287	(5,589)	741,698
General, Administrative and Store Operating Expenses	367,379	46,776	414,155
Operating Income	$ 379,908	$ (52,365)	$ 327,543
Gross Profit Rate	50.9%	nm	50.5%
Operating Income Rate	25.9%	nm	22.3%

1 The Bath & Body Works segment represents company-operated retail stores located in the U.S. and Canada, company-operated Bath & Body Works digital platforms, and international stores/digital platforms operated by partners under franchise, license and wholesale arrangements. Additionally, this segment includes the Bath & Body Works merchandise sourcing and production function serving the Company and its international partners.

2 Corporate/Other includes corporate infrastructure and governance functions and other non-recurring items that are deemed to be corporate in nature. The amounts above include all of the unallocated L Brands' corporate costs that were historically reported in Other and do not exclude any portion related to Victoria's Secret & Co. As a result of the VS Spin-Off, the above operating results are not necessarily indicative of future results nor do they reflect what results of operations would have been as an independent public company during the periods presented.

Bath & Body Works

Quarterly Financial Information, Fiscal 2020

Historical Reported Results – Giving Effect to VS Spin-Off; Quarterly

$s in thousands, (Unaudited)

	First Quarter			Second Quarter			Third Quarter		
	Bath & Body Works Segment[1]	Corporate / Other[2]	Total LB / RemainCo	Bath & Body Works Segment[1]	Corporate / Other[2]	Total LB / RemainCo	Bath & Body Works Segment[1]	Corporate / Other[2]	Total LB / RemainCo
Net Sales	$ 760,602		$ 760,602	$ 1,253,132		$ 1,253,132	$ 1,702,177		$ 1,702,177
Costs of Goods Sold, Buying and Occupancy	481,397	$ 11,357	492,754	671,999	$ 22,267	694,266	821,239	$ 18,231	839,471
Gross Profit	279,204	(11,357)	267,847	581,133	(22,267)	558,866	80,937	(18,231)	862,706
General, Administrative and Store Operating Expenses	203,477	28,200	231,678	244,180	51,946	296,127	386,808	39,840	426,648
Operating Income	$ 75,727	$ (39,557)	$ 36,169	$ 336,953	$ (74,213)	$ 262,740	$ 494,129	$ (58,072)	$ 436,058
Gross Profit Rate	36.7%	nm	35.2%	46.4%	nm	44.6%	51.8%	nm	50.7%
Operating Income Rate	10.0%	nm	4.8%	26.9%	nm	21.0%	29.0%	nm	25.6%

1 The Bath & Body Works segment represents company-operated retail stores located in the U.S. and Canada, company-operated Bath & Body Works digital platforms, and international stores/digital platforms operated by partners under franchise, license and w holesale arrangements. Additionally, this segment includes the Bath & Body Works merchandise sourcing and production function serving the Company and its international partners.

2 Corporate/Other includes corporate infrastructure and governance functions and other non-recurring items that are deemed to be corporate in nature. The amounts above include all of the unallocated L Brands' corporate costs that w ere historically reported in Other and do not exclude any portion related to Victoria's Secret & Co. As a result of the VS Spin-Off, the above operating results are not necessarily indicative of future results nor do they reflect w hat results of operations w ould have been as an independent public company during the periods presented.

Bath & Body Works

Quarterly Financial Information, Fiscal 2020

Historical Reported Results – Giving Effect to VS Spin-Off; Quarterly

$s in thousands, (Unaudited)

	Fourth Quarter			Full Year		
	Bath & Body Works Segment[1]	Corporate / Other[2]	Total LB / RemainCo	Bath & Body Works Segment[1]	Corporate / Other[2]	Total LB / RemainCo
Net Sales	$ 2,718,192		$ 2,718,192	$ 6,434,102		$ 6,434,102
Costs of Goods Sold, Buying and Occupancy	1,303,209	$ 8,645	1,311,854	3,277,845	$ 60,500	3,338,345
Gross Profit	1,414,983	(8,645)	1,406,338	3,156,257	(60,500)	3,095,757
General, Administrative and Store Operating Expenses	501,253	35,857	537,110	1,335,719	155,844	1,491,563
Operating Income	$ 913,730	$ (44,502)	$ 869,228	$ 1,820,539	$ (216,345)	$ 1,604,194
Gross Profit Rate	52.1%	nm	51.7%	49.1%	nm	48.1%
Operating Income Rate	33.6%	nm	32.0%	28.3%	nm	24.9%

1 The Bath & Body Works segment represents company-operated retail stores located in the U.S. and Canada, company-operated Bath & Body Works digital platforms, and international stores/digital platforms operated by partners under franchise, license and wholesale arrangements. Additionally, this segment includes the Bath & Body Works merchandise sourcing and production function serving the Company and its international partners.

2 Corporate/Other includes corporate infrastructure and governance functions and other non-recurring items that are deemed to be corporate in nature. The amounts above include all of the unallocated L Brands' corporate costs that were historically reported in Other and do not exclude any portion related to Victoria's Secret & Co. As a result of the VS Spin-Off, the above operating results are not necessarily indicative of future results nor do they reflect what results of operations would have been as an independent public company during the periods presented.

Quarterly Financial Information, Fiscal 2019

Historical Reported Results – Giving Effect to VS Spin-Off; Quarterly

$s in thousands, (Unaudited)

	First Quarter			Second Quarter			Third Quarter		
	Bath & Body Works Segment[1]	Corporate / Other[2,3]	Total LB / RemainCo	Bath & Body Works Segment[1]	Corporate / Other[2,3]	Total LB / RemainCo	Bath & Body Works Segment[1]	Corporate / Other[2,3]	Total LB / RemainCo
Net Sales	$ 918,996	$ 39,411	$ 958,408	$ 1,106,760	$ 10,086	$ 1,116,846	$ 1,098,961	$ 300	$ 1,099,261
Costs of Goods Sold, Buying and Occupancy	511,490	49,772	561,261	648,341	16,035	664,376	605,484	12,142	617,626
Gross Profit	407,507	(10,361)	397,146	458,419	(5,949)	452,470	493,477	(11,842)	481,635
General, Administrative and Store Operating Expenses	239,786	35,980	275,766	274,852	38,395	313,247	284,717	30,594	315,311
Operating Income	$ 167,721	$ (46,341)	$ 121,380	$ 183,568	$ (44,344)	$ 139,224	$ 208,760	$ (42,436)	$ 166,324
Gross Profit Rate	44.3%	nm	41.4%	41.4%	nm	40.5%	44.9%	nm	43.8%
Operating Income Rate	18.3%	nm	12.7%	16.6%	nm	12.5%	19.0%	nm	15.1%

1 The Bath & Body Works segment represents company-operated retail stores located in the U.S. and Canada, company-operated Bath & Body Works digital platforms, and international stores/digital platforms operated by partners under franchise, license and wholesale arrangements. Additionally, this segment includes the Bath & Body Works merchandise sourcing and production function serving the Company and its international partners.

2 Corporate/Other includes sales to La Senza through the merchandise sourcing and production function.

3 Corporate/Other includes corporate infrastructure and governance functions and other non-recurring items that are deemed to be corporate in nature. The amounts above include all of the unallocated L Brands' corporate costs that were historically reported in Other and do not exclude any portion related to Victoria's Secret & Co. As a result of the VS Spin-Off, the above operating results are not necessarily indicative of future results nor do they reflect what results of operations would have been as an independent public company during the periods presented.

Bath & Body Works®

Quarterly Financial Information, Fiscal 2019

Historical Reported Results – Giving Effect to VS Spin-Off; Quarterly

$s in thousands, (Unaudited)

	Fourth Quarter			Full Year		
	Bath & Body Works Segment[1]	Corporate / Other[2]	Total LB / RemainCo	Bath & Body Works Segment[1]	Corporate / Other[2]	Total LB / RemainCo
Net Sales	$ 2,230,947		$ 2,230,947	$ 5,355,664	$ 49,797	$ 5,405,461
Costs of Goods Sold, Buying and Occupancy	1,162,749	$ 12,130	1,174,879	2,928,064	90,078	3,018,142
Gross Profit	1,068,198	(12,130)	1,056,068	2,427,601	(40,281)	2,387,319
General, Administrative and Store Operating Expenses	404,471	38,536	443,007	1,203,826	143,506	1,347,332
Operating Income	$ 663,726	$ (50,666)	$ 613,060	$ 1,223,774	$ (183,787)	$ 1,039,987
Gross Profit Rate	47.9%	nm	47.3%	45.3%	nm	44.2%
Operating Income Rate	29.8%	nm	27.5%	22.9%	nm	19.2%

1 The Bath & Body Works segment represents company-operated retail stores located in the U.S. and Canada, company-operated Bath & Body Works digital platforms, and international stores/digital platforms operated by partners under franchise, license and w holesale arrangements. Additionally, this segment includes the Bath & Body Works merchandise sourcing and production function serving the Company and its international partners.

2 Corporate/Other includes sales to La Senza through the merchandise sourcing and production function.

3 Corporate/Other includes corporate infrastructure and governance functions and other non-recurring items that are deemed to be corporate in nature. The amounts above include all of the unallocated L Brands' corporate costs that w ere historically reported in Other and do not exclude any portion related to Victoria's Secret & Co. As a result of the VS Spin-Off, the above operating results are not necessarily indicative of future results nor do they reflect w hat results of operations w ould have been as an independent public company during the periods presented.

Adjusted Operating Income Reconciliation

Historical Reported Results - Giving Effect to VS Spin-Off; Quarterly

$s in thousands, (Unaudited)

	2019					2020					2021
	Q1	Q2	Q3	Q4	**FY**	Q1	Q2	Q3	Q4	**FY**	Q1
Operating Income - As Reported	$ 121,380	$ 139,224	$ 166,324	$ 613,060	**$ 1,039,987**	$ 36,169	$ 262,740	$ 436,058	$ 869,228	**$ 1,604,194**	$ 327,543
Restructuring Charges[1]	-	-	-	-	**-**	-	29,572	-	-	**29,572**	-
Operating Income - Adjusted	$ 121,380	$ 139,224	$ 166,324	$ 613,060	**$ 1,039,987**	$ 36,169	$ 292,311	$ 436,058	$ 869,228	**$ 1,633,766**	$ 327,543

1 In the second quarter of 2020, we recognized pre-tax severance charges of $30 million ($11 million in Bath & Body Works segment results and $19 million in Corporate / Other) related to restructuring activities.

Note: The operating income results above include all of the unallocated L Brands' corporate costs that were historically reported in Other and do not exclude any portion related to Victoria's Secret & Co. As a result of the VS Spin-Off, the above operating results are not necessarily indicative of future results nor do they reflect what results of operations would have been as an independent public company during the periods presented.

In addition to our results provided that are in accordance with accounting principles generally accepted in the United States ("GAAP"), we have also provided non-GAAP financial measures which present operating income on an adjusted basis, which remove certain special items. We believe that these special items are not indicative of our ongoing operations due to their size and nature. We use adjusted financial information as key performance measures of results of operations forthe purpose of evaluating performance internally. These non-GAAP financial measures are not intended to replace the presentation of our financial results in accordance with GAAP. Instead, we believe that the presentation of adjusted financial information provides additional information to investors to facilitate the comparison of past and present operations. Further, our definition of adjusted financial information may differ from similarly titled measures used by other companies and therefore may not be comparable among companies. The table above reconciles the GAAP financial measures to the non-GAAP financial measures.

Bath & Body Works®

Balance Sheet – As of January 30, 2021

Historical Reported Results - Giving Effect to VS Spin-Off

$s in millions, (Unaudited)

Assets

Current Assets		
Cash and Cash Equivalents	$	3,568
Accounts Receivable, Net		148
Inventories		572
Other		52
Total Current Assets		4,340
Property and Equipment, Net		1,017
Operating Lease Assets		968
Goodwill		628
Trade Names		165
Deferred Income Taxes		58
Other Assets		176
Total Assets	$	7,351

Liabilities and Equity (Deficit)

Current Liabilities		30-Jan-21
Accounts Payable	$	345
Accrued Expenses and Other		712
Current Debt		0
Current Operating Lease Liabilities		173
Income Taxes		83
Total Current Liabilities		1,314
Deferred Income Taxes		141
Long-term Debt		6,366
Long-term Operating Lease Liabilities		942
Other Long-term Liabilities		289
Shareholder's Equity		-
Preferred Stock		-
Common Stock		143
Additional Paid-in-Capital		891
AOCI		79
Retained Earnings		(2,457)
Less: Treasury Stock		(358)
Total L Brands Equity		(1,702)
Noncontrolling Interest		1
Total Equity		(1,701)
Total Liabilities and Equity	$	7,351

Note: Amounts above included certain liabilities related to Victoria's Secret that will be retained in connection with the separation and exclude any potential cash proceeds from Victoria's Secret as part of the separation. Further, as a result of the separation, the above financial position is not necessarily indicative of future results nor does it reflect what Bath & Body Works' financial position would have been as an independent public company during the period presented.